                                                                     EXHIBIT 2.1


                              AMENDED AND RESTATED
                          PLAN AND AGREEMENT OF MERGER
                                    BETWEEN
                           TEXAS NEVADA OIL & GAS CO.
                                      AND
                         HOUSTON AMERICAN ENERGY CORP.

     This Amended and Restated Plan and Agreement of Merger is entered into as of September 26, 2001, between Texas Nevada Oil & Gas Co., a Texas corporation ("TNOG"), and Houston American Energy Corp., a Delaware corporation ("HAEC").

     WHEREAS, on July 31, 2001, TNOG and HAEC entered into that certain Plan and Agreement of Merger (the "Original Plan") providing for the merger of TNOG with and into HAEC; and

     WHEREAS, HAEC has completed the forward split of its outstanding common stock on an approximate 11.4 for one basis (the "Split"); and

     WHEREAS, in order to correct certain provisions of the Original Plan to reflect the Split, TNOG and HAEC desire to amend and restate the Original Plan in its entirety as set forth herein;

     NOW, THEREFORE, in consideration of the foregoing and the mutual provisions contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, TNOG and HAEC hereby agree as follows:

     1.   Plan Adopted.  A plan of merger merging TNOG with and into HAEC (this
          ------------
"Plan of Merger"), pursuant to the provisions of Section 252 of the Delaware General Corporation Law (the "DGCL") and Article 5.01 of the Texas Business Corporation Act (the "TBCA"), as follows:

          (a) TNOG shall be merged with and into HAEC, to exist and be governed by the laws of the State of Delaware.

          (b) The name of the Surviving Corporation shall be Houston American Energy Corp. (the "Surviving Corporation").

          (c) When this Plan of Merger shall become effective, the separate existence of TNOG shall cease and the Surviving Corporation shall succeed, without other transfer, to all the rights and properties of TNOG and shall be subject to all the debts and liabilities of such corporation in the same manner as if the Surviving Corporation had itself incurred them. All rights of creditors and all liens upon the property of each constituent entity shall be preserved unimpaired, limited in lien to the property affected by such liens immediately prior to the merger (the "Merger").

          (d) The Surviving Corporation will be responsible for the payment of all fees and franchise taxes of the constituent entities payable to the State of Delaware and the State of Texas, if any.

          (e) The Surviving Corporation will carry on business with the assets of TNOG, as well as with the assets of HAEC.

          (f) The Surviving Corporation will be responsible for the payment of the fair value of shares, if any, required under Article 5.12 of the TBCA or
Section 262 of the DGCL.

          (g) The shareholders of TNOG will surrender all of their shares in the manner hereinafter set forth.

          (h) In exchange for the shares of TNOG surrendered by its shareholders, the Surviving Corporation will issue and transfer to such shareholders on the basis hereinafter set forth, shares of its common stock.

          (i) The stockholders of HAEC will retain their shares of the Surviving Corporation.

     2.   Effective Date.  The effective date of the Merger (the "Effective
          --------------
Date") shall be the first permissible date following the effectiveness of the S-4 Registration Statement to be filed by HAEC.

     3.   Submission to Shareholders and Stockholders. This Plan of Merger shall
          -------------------------------------------
be submitted for approval separately to the shareholders of TNOG and to the stockholders of HAEC in the manner provided by the laws of the State of Texas and the State of Delaware.

     4.   Manner of Exchange. On the Effective Date of the Merger, the
          ------------------
shareholders of TNOG shall surrender their stock certificates to HAEC in exchange for shares of the Surviving Corporation to which they are entitled pursuant to the provisions of this Plan of Merger.

     5.   Basis of Exchange. The holders of shares of the common stock, no par
          -----------------
value per share, of TNOG shall be entitled to receive, ratably, in exchange for the surrender of all of the outstanding shares of TNOG common stock, 596,469 shares of the common stock of the Surviving Corporation, par value $0.001 per share.

     6.   Shares of the Surviving Corporation.  The presently outstanding shares
          -----------------------------------
of the common stock of HAEC, 11,403,414 shares, shall remain outstanding as common stock of the Surviving Corporation.

     7.   Directors and Officers.
          ----------------------

          (a) The present Board of Directors of HAEC shall continue to serve as the Board of Directors of the Surviving Corporation until the next annual meeting or until such time as their successors have been elected and qualified.

          (b) If a vacancy shall exist on the Board of Directors of the Surviving Corporation on the Effective Date of the Merger, such vacancy may be filled by the Board of Directors as provided in the Bylaws of the Surviving Corporation.

          (c) All persons who, on the Effective Date of the Merger, are executive or administrative officers of HAEC shall remain as officers of the Surviving Corporation until the Board of Directors of the Surviving Corporation shall otherwise determine. The Board of Directors of the Surviving Corporation may elect or appoint such additional officers as it may determine.

     8.   Certificate of Incorporation.  The Certificate of Incorporation of
          ----------------------------
HAEC, attached hereto as Exhibit A and incorporated herein for all purposes,
                         ---------
existing on the Effective Date of the Merger shall continue in full force as the Certificate of Incorporation of the Surviving Corporation until altered, amended, or repealed as provided therein or as provided by law.

     9.   Bylaws. The Bylaws of HAEC, attached hereto as Exhibit B and
          ------                                         ---------
incorporated herein for all purposes, existing on the Effective Date of the Merger shall continue in full force as the Bylaws of the Surviving Corporation until altered, amended, or repealed as provided therein or as provided by law.

     10.  Copies of the Plan of Merger. A copy of this Plan of Merger is on
          ----------------------------
file at 801 Travis Street, Suite 1425, Houston, Texas 77002, which is the principal office of the Surviving Corporation. A copy of this Plan of Merger will be furnished to any shareholder of TNOG or stockholder of HAEC, on written request and without cost.

     11.  Legal Construction.  In case any one or more of the provisions
          ------------------
contained in this Plan of Merger shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions hereof, and this Plan of Merger shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

     12.  Benefit.  All the terms and provisions of this Plan of Merger shall be
          -------
binding upon and inure to the benefit of and be enforceable by the parties hereto, and their successors and permitted assigns.

     13.  Law Governing.  This Plan of Merger shall be construed and governed by
          -------------
the laws of the State of Delaware, and all obligations hereunder shall be deemed performable in Harris County, Texas.

     14.  Perfection of Title.  The parties hereto shall do all other acts and
          -------------------
things that may be reasonably necessary or proper, fully or more fully, to evidence, complete or perfect this Plan of Merger, and to carry out the intent of this Plan of Merger.

     15.  Cumulative Rights.  The rights and remedies of any party under this
          -----------------
Plan of Merger and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     16.  Waiver.  No course of dealing on the part of any party hereto or its
          ------
agents, nor any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Plan of Merger or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     17.  Construction.  Whenever used herein, the singular number shall include
          ------------
the plural, the plural number shall include the singular, and the masculine gender shall include the feminine.

     18.  Multiple Counterparts.  This Plan of Merger may be executed in one or
          ---------------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Plan of Merger as of the date first written above.

                                    TEXAS NEVADA OIL & GAS CO.


                                    By  /s/ Louis G. Mehr
                                      ---------------------------
                                      Louis G. Mehr, President


                                    HOUSTON AMERICAN ENERGY CORP.


                                    By  /s/ John F. Terwilliger
                                      ---------------------------
                                      John F. Terwilliger, President

Attachments:
-----------

Exhibit A - Certificate of Incorporation of Houston American Energy Corp. Exhibit B - Bylaws of Houston American Energy Corp.

                                                                       Exhibit A

                          CERTIFICATE OF INCORPORATION
                                       OF
                         HOUSTON AMERICAN ENERGY CORP.

     Pursuant to the Delaware General Corporation Law (the "DGCL"), the undersigned, being of the age of 18 years or more and acting as the incorporator of HOUSTON AMERICAN ENERGY CORP. (the "Company"), under the laws of the State of Delaware, hereby adopts this Certificate of Incorporation:

                                   ARTICLE I
                                      Name

     The name of the Company is Houston American Energy Corp.

                                  ARTICLE II
                          Registered Office and Agent

     The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

                                  ARTICLE III
                                   Business

     The purpose of the Company shall be to engage in any lawful act or activity for which corporations may be organized and incorporated under the DGCL.

                                  ARTICLE IV
                                 Capital Stock

     1.   Authorized Stock. The total number of shares of stock which the
          ----------------
Company shall have authority to issue is 110,000,000, consisting of 100,000,000 shares of common stock, par value $0.001 per share (the "Common Stock"), and 10,000,000 shares of preferred stock, par value $0.001 per share (the "Preferred Stock").

     2.   Preferred Stock.  The Preferred Stock may be issued from time to time
          ---------------
in one or more series. The Company's board of directors (the "Board of Directors") is hereby authorized to create and provide for the issuance of shares of Preferred Stock in series and, by filing a certificate pursuant to the applicable section of the DGCL (the "Preferred Stock Designation"), to establish from time to time the number of shares to be included in each such series, and to fix the designations, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

     (a) The designation of the series, which may be by distinguishing number, letter or title.

     (b) The number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding).

     (c) Whether dividends, if any, shall be cumulative or noncumulative and the dividend rate of the series.

     (d)  The dates at which dividends, if any, shall be payable.

     (e) The redemption rights and price or prices, if any, for shares of the series.

     (f) The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series.

     (g) The amounts payable on, and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company.

     (h) Whether the shares of the series shall be convertible into shares of any other class or series, or any other security, of the Company or any other corporation, and, if so, the specification of such other class or series of such other security, the conversion price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible and all other terms and conditions upon which such conversion may be made.

     (i) Restrictions on the issuance of shares of the same series or of any other class or series.

     (j)  The voting rights, if any, of the holders of shares of the series.

     (k) Such other powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof as the Board of Directors shall determine.

     3.   Common Stock. The Common Stock shall be subject to the express terms
          ------------
of the Preferred Stock and any series thereof. Each share of the Common Stock shall be equal to each other share of Common Stock. The holders of shares of the Common Stock shall be entitled to one vote for each such share upon all questions presented to the stockholders.

     4.   Voting Rights. Except as may be provided in this Certificate of
          -------------
Incorporation or in a Preferred Stock Designation, or as may be required by applicable law, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, and holders of shares of Preferred Stock shall not be entitled to receive notice of any meeting of stockholders at which they are not entitled to vote. At each election for directors every stockholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote. It is expressly prohibited for any stockholder to cumulate his votes in any election of directors.

     5.   Denial of Preemptive Rights.  No stockholder of the Company shall by
          ---------------------------
reason of his holding shares of any class have any preemptive or preferential right to purchase or subscribe to any shares of any class of the Company now or hereafter to be authorized or any notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase shares of any class, now or hereafter to be authorized, whether or not the issuance of any such shares, or such notes, debentures, bonds or other securities would adversely affect dividend or voting rights of such stockholder, other than such rights, if any, as the Board of Directors in its discretion may fix; and the Board of Directors may issue shares of any class of the Company, or any notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase shares of any class, without offering any such shares of any class, either in whole or in part, to the existing stockholders of any class.

                                   ARTICLE V
                                 Incorporator

     The name and mailing address of the incorporator is as follows:

                      Name                                Address
                      ----                                -------
                Norman T. Reynolds           1100 Louisiana Street, Suite 4200
                                                   Houston, Texas 77002

                                   ARTICLE VI
                             Election of Directors

     1.   Number. The number of directors constituting the initial Board of
          ------
Directors of the Company is one. The name and address of the person who is to serve as the initial director until the first annual meeting of the stockholders, or until his successor(s) have been elected and qualified is:

               Name                                   Address
               ----                                   -------
        John F. Terwilliger                    801 Travis, Suite 1425
                                                Houston, Texas 77002

     The business and affairs of the Company shall be conducted and managed by, or under the direction of, the Board of Directors. The total number of directors constituting the entire Board of Directors shall be fixed and may be altered from time to time by or pursuant to a resolution passed by the Board of Directors.

     2.   Classes of Directors. The Board of Directors shall be divided into
          --------------------
three classes, Class A, Class B and Class C. Such classes shall be as nearly equal in number of directors as possible. Each director shall serve for a term expiring at the third annual meeting following the annual meeting at which such director was elected; provided, however, that the directors first elected to Class A shall serve for an initial term expiring at the annual meeting following the end of the Company's 2001 fiscal year, the directors first elected to Class B shall serve for an initial term expiring at the second annual meeting next following the end of the Company's 2001 fiscal year, and the directors first elected to Class C shall serve for an initial term expiring at the third annual meeting next following the end of the Company's 2001 fiscal year. Notwithstanding anything herein contained to the contrary, the person named in subparagraph 1 of this Article VI shall be a Class C director. Moreover, except as otherwise provided in this Certificate of Incorporation or any Preferred Stock Designation, directors who are elected at an annual meeting of stockholders, and directors elected in the interim to fill vacancies and newly created directorships, shall hold office for the term for which elected and until their successors are elected and qualified or until their earlier death, resignation or removal. Whenever the holders of any class or classes of stock or any series thereof shall be entitled to elect one or more directors pursuant to any Preferred Stock Designation, and except as otherwise provided herein or therein, vacancies and newly created directorships of such class or classes or series thereof may be filled by a majority of the directors elected by such class or classes or series thereof then in office, by a sole remaining director so elected or by the unanimous written consent or the affirmative vote of a majority of the outstanding shares of such class or classes or series entitled to elect such director or directors.

     3.   Vacancies.  Except as otherwise provided for herein, newly created
          ---------
directorships resulting from any increase in the authorized number of directors, and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause, may be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the newly created directorship or for the directorship in which the vacancy occurred, and until such director's successor shall have been duly elected and qualified, subject to his earlier death, disqualification, resignation or removal. Subject to the provisions of this Certificate of Incorporation, no decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

     4.   Removal of Directors.  Except as otherwise provided in any Preferred
          --------------------
Stock Designation, any director may be removed from office only by the affirmative vote of the holders of two-thirds (2/3) or more of the combined voting power of the then outstanding shares of capital stock of the Company entitled to vote at a meeting of stockholders called for that purpose, voting together as a single class.

                                  ARTICLE VII
                        Powers of the Board of Directors

     In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:

     (a) To authorize and cause to be executed mortgages and liens upon the real and personal property of the Company.

     (b) To set apart out of any of the funds of the Company available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created.

     (c) The Board of Directors may, by resolution adopted by a majority of the whole Board, designate an Executive Committee, and one or more additional committees, to exercise, subject to applicable provisions of law, such powers of the Board of Directors in the management of the business and affairs of the Company as set forth in said resolution, but no such committee shall have the power or authority in reference to the following matters: (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required to be submitted to the stockholders for approval or, (ii) adopting, amending or repealing any Bylaw of the Company. The Executive Committee and each such other committee shall consist of two or more directors of the Company. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Any such committee may to the extent permitted by law exercise such powers and shall have such responsibilities as shall be specified in the designating resolution. In the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

     (d) When and as authorized by the stockholders in accordance with law, to sell, lease or exchange all or substantially all of the property and assets of the Company, including its good will and its corporate franchises, upon such terms and conditions and for such consideration, which may consist in whole or in part of money or property including shares of stock in, and/or other securities of, any other corporation or corporations, as its board of directors shall deem expedient and for the best interests of the Company.

                                  ARTICLE VIII
                             Receivers and Trustees

     Whenever a compromise or arrangement is proposed between the Company and its creditors or any class of them and/or between the Company and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Company or of any creditor or stockholder thereof, on the application of any receiver or receivers appointed for the Company under the provisions of Section 291 of the DGCL or on the application of trustees in dissolution or of any receiver or receivers appointed for the Company under the provisions of Section 279 of the DGCL, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Company, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Company, as the case may be, agree to any compromise or arrangement and to any reorganization of the Company as a consequence of such compromise or arrangement, the said compromise or arrangement and said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Company, as the case may be, and also on the Company.

                                   ARTICLE IX
                                     Bylaws

     Bylaws of the Company may be adopted, amended or repealed by the Board of Directors or by the affirmative vote of the holders of a majority of the Company's stock, outstanding and entitled to vote at the meeting at which any Bylaw is adopted, amended or repealed. Such Bylaws may contain any provision for the regulation and management of the affairs of the Company and the rights or powers of its stockholders, directors, officers or employees not inconsistent with statute or this Certificate of Incorporation.

                                   ARTICLE X
                   Amendment of Certificate of Incorporation

     The Company reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

                                   ARTICLE XI
                                   Existence

     The Company is to have perpetual existence.

                                  ARTICLE XII
                            Limitation of Liability

     A director of the Company shall not be personally liable to the Company or its stockholders for monetary damages for breach of his fiduciary duty as a director; provided, however, that this Article XII shall not eliminate or limit the liability of a director: (a) for any breach of the director's duty of loyalty to the Company or stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,
(iii) under Section 174 of the DGCL, or (d) for any transaction from which the director derived an improper personal benefit.

     If the DGCL is amended after the date of filing of this Certificate of Incorporation to authorize corporate action further limiting or eliminating the personal liability of a director, then the liability of the directors of the Company shall be limited or eliminated to the fullest extent permitted by the DGCL, as so amended. Any repeal or modification of this Article by the stockholders of the Company or otherwise shall not adversely affect any right or protection of a director of the Company existing at the time of such repeal or modification.

                                  ARTICLE XIII
               Business Combinations with Interested Stockholders

     The Company shall be governed by Section 203 of the DGCL. Provided, however, notwithstanding anything herein contained to the contrary, the provisions of Section 203 of the DGCL shall not be applicable to John F. Terwilliger.

                                  ARTICLE XIV
                                Indemnification

     The Company shall indemnify each director and officer of the Company who may be indemnified, to the fullest extent permitted by Section 145 of the DGCL ("Section 145"), as it may be amended from time to time, in each and every situation where the Company is obligated to make such indemnification pursuant to Section 145. In addition, the Company shall indemnify each of the Company's directors and officers in each and every situation where, under Section 145, the Company is not obligated, but is permitted or empowered, to make such indemnification. The Company may, in the sole discretion of the Board of Directors, indemnify any other person who may be indemnified pursuant to Section 145 to the extent the Board of Directors deems advisable, as permitted by such section. The Company shall promptly make or cause to be made any determination which Section 145 requires.

                                  ARTICLE XV
                     Transactions with Interested Parties

     No contract or transaction between the Company and one or more of its directors or officers, or between the Company and any other corporation, partnership, association, or other organization in which one or more of its directors or officers, are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (a) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (b) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by a vote of the stockholders; or (c) the contract or transaction is fair as to the Company as of the time it is authorized, approved or ratified, by the Board of Directors, a committee or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of April, 2001.



                                    /s/ Norman T. Reynolds
                                    ------------------------------
                                    NORMAN T. REYNOLDS

                           CERTIFICATE OF AMENDMENT
                                    TO THE
                         CERTIFICATE OF INCORPORATION
                                      OF
                         HOUSTON AMERICAN ENERGY CORP.

     Houston American Energy Corp., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Company"), does hereby certify that:

     FIRST:  The name of the Company is Houston American Energy Corp.

     SECOND: The Board of Directors of the Company, acting pursuant to Section 141(f) of the Delaware General Corporation Law ("DGCL"), duly adopted a resolution proposing the amendment to the Certificate of Incorporation of the Company described below, declaring said amendment to be advisable and recommending its approval to the stockholders of the Company for consideration thereof, and the Company's stockholders have duly adopted such amendment in accordance with Section 228 of the DGCL.

     THIRD: The Certificate of Incorporation of the Company is hereby amended to effect an 11.403431 for one stock split of the Company's outstanding shares of common stock, par value $.001 per share, on the date hereof and immediately before the filing of this Certificate of Amendment, by adding the following language after the first paragraph of Article IV, Section 1:

"Simultaneously with the filing of this amendment (the "Effective Time"), each share of Common Stock issued and outstanding immediately before the Effective Time (such shares, the "Old Common Stock") shall automatically and without any action on the part of the holder thereof, be split, subdivided and changed into
11.403431 shares of Common Stock (such shares, the "Common Stock"). The number of shares of the Common Stock to be issued to each holder of Old Common Stock shall be rounded to the nearest whole share. In lieu of any fractional share to which any such holder would be entitled, the Company shall pay such holder an amount of cash equal to the fair value of such fractional share as of the Effective Time. Each holder of a certificate or certificates that immediately before the Effective Time represented outstanding shares of the Old Common Stock (the "Old Common Certificates") shall be entitled to receive, on surrender of the Old Common Certificates to the Company's secretary for cancellation, a certificate or certificates representing the number of shares of Common Stock (the "Common Certificates") into which and for which the shares of the Old Common Stock, formerly represented by the Old Common Certificates so surrendered, are being split and subdivided under the terms hereof. From and after the Effective Time, the Old Common Certificates shall represent only the right to receive the Common Certificates pursuant to the provisions hereof. If more than one Old Common Certificate shall be surrendered at one time for the account of the same stockholder, the number of full shares of Common Stock for which Common Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Common Certificates so surrendered."

     FOURTH: The aforesaid amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the Company has caused this Certificate to be signed by John F. Terwilliger, its President, this 24/th/ day of September, 2001.

                                        HOUSTON AMERICAN ENERGY CORP.



                                        By /s/ John F. Terwilliger
                                           ----------------------------------
                                           John F. Terwilliger, President

THE STATE OF TEXAS   (s)
                     (s)
COUNTY OF HARRIS     (s)


     On this 24/th/ day of September, 2001, before me, the undersigned officer, personally appeared John F. Terwilliger, known personally to me to be the President of Houston American Energy Corp., and acknowledged that he, as an officer being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as an officer.

     IN WITNESS WHEREOF I have hereunto set my hand and official seal.



                                        /s/ Gina DeHoyos
                                        ------------------------------------
                                        Notary Public/Commissioner of Oaths
(SEAL)                                  My Commission Expires:  09/28/2002
                                                                ------------

                                                                       Exhibit B

                                    BYLAWS
                                      OF
                         HOUSTON AMERICAN ENERGY CORP.


                                   ARTICLE I
                              Offices and Records

     1.1  Delaware Office.  The registered office of Houston American Energy
          ---------------
Corp. (the "Company") in the State of Delaware shall be located in the City of Wilmington, County of New Castle, and the name and address of its registered agent is The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware.

     1.2  Other Offices.  The Company may have such other offices, either within
          -------------
or without the State of Delaware, as the Company's board of directors (the "Board of Directors") may from time to time designate or as the business of the Company may from time to time require, including, without limitation, the Company's principal business office in Houston, Texas.

     1.3  Books and Records.  The books and records of the Company may be kept
          -----------------
outside the State of Delaware at such place or places as may from time to time be designated by the Board of Directors.

                                  ARTICLE II
                                 Stockholders

     2.1  Annual Meeting.  The annual meeting of stockholders of the Company
          --------------
shall be held at such place, either within or without the State of Delaware, and at such time and date as the Board of Directors, by resolution, shall determine for the purpose of electing directors and for the transaction of such other business as may be properly brought before the meeting.

     2.2  Special Meeting.  Subject to the rights of the holders of any series
          ---------------
of the Company's preferred stock, par value $0.001 per share (the "Preferred Stock"), as designated in any resolutions adopted by the Board of Directors and filed with the State of Delaware (a "Preferred Stock Designation"), special meetings of the stockholders may be called by the Board of Directors or by one or more stockholders holding at least one-tenth of the shares entitled to vote at any such meeting.

     2.3  Place of Meeting.  The Board of Directors may designate the place of
          ----------------
meeting for any meeting of the stockholders. If no designation is made by the Board of Directors, the place of meeting shall be the principal business office of the Company in Houston, Texas.

     2.4  Notice of Meeting.  Written or printed notice, stating the place, day
          -----------------
and hour of the meeting and the purpose or purposes for which the meeting is called, shall be prepared and delivered by the Company not less than 10 days nor more than 60 days before the date of the meeting, either personally or by mail, to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail with postage thereon prepaid, addressed to the stockholder at such stockholder's address as it appears on the stock transfer books of the Company. Such further notice shall be given as may be required by law. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Company's notice of meeting. Meetings may be held without notice if all stockholders entitled to vote are present, or if notice is waived by those not present in accordance with Paragraph 7.4 of these Bylaws. Any previously scheduled meeting of the stockholders may be postponed by resolution of the Board of Directors upon public notice given prior to the time previously scheduled for such meeting of stockholders.

     2.5  Quorum and Adjournment.  Except as otherwise provided by law or by the
          ----------------------
Certificate of Incorporation, the holders of a majority of the voting power of the outstanding shares of the Company entitled to vote generally in the election of directors (the "Voting Stock"), represented in person or by proxy, shall constitute a quorum at a meeting of stockholders, except that when specified business is to be voted on by a class or series voting as a class, the holders of a majority of the voting power of the shares of such class or series shall constitute a quorum for the transaction of such business. The chairman of the or a majority of the shares of Voting Stock so represented may adjourn the meeting from time to time, whether or not there is such a quorum (or, in the case of specified business to be voted on by a class or series, the chairman or a majority of the shares of such class or series so represented may adjourn the meeting with respect to such specified business). No notice of the time and place of adjourned meetings need be given except as required by law. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

     2.6  Proxies.  At all meetings of stockholders, a stockholder may vote by
          -------
proxy executed in writing by the stockholder or as may be permitted by law, or by such stockholder's duly authorized attorney-in-fact. Such proxy must be filed with the Secretary of the Company or such stockholder's representative at or before the time of the meeting.

     2.7  Notice of Stockholder Business and Nominations.
          ----------------------------------------------

          A.   Annual Meetings of Stockholders.
               -------------------------------

               (1) Nominations of persons for election to the Board of Directors of the Company and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the Company's notice of meeting delivered pursuant to Paragraph 2.4 of these Bylaws, (b) by or at the direction of the Board of Directors, or (c) by any stockholder of the Company who is entitled to vote at the meeting, who complied with the notice procedures set forth in clauses (2) and (3) of this Paragraph 2.7(A) and these Bylaws and who was a stockholder of record at the time such notice is delivered to the Secretary of the Company.

               (2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of Paragraph 2.7(A)(1) of these Bylaws, the stockholder must have given timely notice thereof in writing to the Secretary of the Company and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal office of the Company not less than 70 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of an annual meeting is advanced by more than 30 days, or delayed by more than 70 days, from the first anniversary date of the previous year's annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 70th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the regulations promulgated thereunder, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Company's books, and of such beneficial owner, and (ii) the class and number of shares of the Company which are owned beneficially and of record by such stockholder and such beneficial owner.

               (3) Notwithstanding anything in the second sentence of Paragraph 2.7(A)(2) of these Bylaws to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Company is increased and there is no public announcement by the Company naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Company at least 80 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by these Bylaws shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal office of the Company not later than the close of business on the 10th day following the day on which such public announcement is first made by the Company.

          B.   Special Meetings of Stockholders.  Only such business shall be
               --------------------------------
conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Company's notice of meeting pursuant to Paragraph
2.4 of these Bylaws. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Company's notice of meeting (a) by or at the direction of the Board of Directors, or (b) by any stockholder of the Company who is entitled to vote at the meeting, who complies with the notice procedures set forth in these Bylaws and who is a stockholder of record at the time such notice is delivered to the Secretary of the Company. Nominations by stockholders of persons for election to the Board of Directors may be made at such a special meeting of stockholders if the stockholder's notice as required by Paragraph 2.7(A)(2) of these Bylaws shall be delivered to the Secretary at the principal executive offices of the Company not earlier than the 90th day prior to such special meeting and not later than the close of business on the later of the 70th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

          C.   General.
               -------

               (1) Only persons who are nominated in accordance with the procedures set forth in these Bylaws shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in these Bylaws. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defective proposal or nomination shall be disregarded.

               (2) For purposes of these Bylaws, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Company with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

               (3) Notwithstanding the foregoing provisions of these Bylaws, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in these Bylaws. Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Company's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

     2.8  Procedure for Election of Directors.  Election of directors at all
          -----------------------------------
meetings of the stockholders at which directors are to be elected may be by written ballot, and, subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specific circumstances, directors shall be elected by a plurality of the votes cast at such meetings. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, all matters other than the election of directors submitted to the stockholders at any meeting shall be decided by a majority of the votes cast with respect thereto.

     2.9  Inspectors of Elections; Opening and Closing the Polls.
          ------------------------------------------------------

          A. The Board of Directors by resolution shall appoint one or more inspectors, which inspector or inspectors may include individuals who serve the Company in other capacities, including, without limitation, as officers, employees, agents or representatives of the Company, to act at a meeting of stockholders and make a written report thereof. One or more persons may be designated as alternate inspectors to replace any inspector who fails to act.
If no inspector or alternate has been appointed to act, or if all inspectors or alternates who have been appointed are unable to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability. The inspectors shall have the duties prescribed by the Delaware General Corporation Law (the "DGCL").

          B. The secretary of the meeting shall fix and announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting.

     2.10 Stockholder Action by Written Consent.  Any action required to be
          -------------------------------------
taken at any annual or special meeting of stockholders, or any action which may be taken at any such meeting, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

                                  ARTICLE III
                              Board of Directors

     3.1  General.  The powers of the Company shall be exercised by or under the
          -------
authority of, and the business and affairs of the Company shall be managed under the direction of, the Board of Directors. The Board of Directors shall be divided into three classes as provided in the Company's Certificate of Incorporation. In addition to the powers and authorities by these Bylaws expressly conferred upon them, the Board of Directors may exercise all such powers of the Company and do all such lawful acts and things as are not by law or by the Certificate of Incorporation or by these Bylaws required to be exercised or done by the stockholders.

     3.2  Number, Tenure and Qualifications.  Subject to the rights of the
          ---------------------------------
holders of any series of Preferred Stock to elect directors under specific circumstances, the number of directors shall be fixed by, and may be increased from time to time by, the affirmative vote of a majority of the members at any time constituting the Board of Directors. Each director shall hold office for the full term for which such director is elected and until his successor shall have been duly elected and qualified or until his earlier death, resignation or removal in accordance with the Certificate of Incorporation or these Bylaws. Directors need not be residents of the State of Delaware or stockholders of the Company.

     3.3  Place of Meeting; Order of Business.  Except as otherwise provided by
          -----------------------------------
law, meetings of the Board of Directors, regular or special, may be held either within or without the State of Delaware, at whatever place is specified by the person or persons calling the meeting. In the absence of specific designation, the meetings shall be held at the principal office of the Company. At all meetings of the Board of Directors, business shall be transacted in such order as shall from time to time be determined by the Chairman of the Board, or in his absence by the President, or by resolution of the Board of Directors.

     3.4  Regular Meetings.  A regular meeting of the Board of Directors may be
          ----------------
held without other notice than these Bylaws immediately after, and at the same place as, each annual meeting of stockholders. The Board of Directors may, by resolution, provide the time and place, and charges thereof, for the holding of additional regular meetings without other notice than such resolution.

     3.5  Special Meetings.  Special meetings of the Board of Directors shall be
          ----------------
called at the request of the Chairman of the Board, the Chief Executive Officer or a majority of the Board of Directors. The person or persons authorized to call special meetings of the Board of Directors may fix the place and time of the meetings.

     3.6  Notice of Special Meetings.  Notice of any special meeting shall be
          --------------------------
given to each director at such director's business or residence in writing or by telegram or by telephone communication. If mailed, such notice shall be deemed adequately delivered when deposited in the United States mail so addressed, with postage thereon prepaid, at least five days before such meeting. If by telegram, such notice shall be deemed adequately delivered when the telegram is delivered to the telegraph company at least 24 hours before such meeting. If by facsimile transmission, such notice shall be transmitted at least 24 hours before such meeting. If by telephone, the notice shall be given at least 12 hours prior to the time set for the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice of such meeting. A meeting may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in writing, either before or after such meeting.

     3.7  Quorum.  A majority of the Board of Directors shall constitute a
          ------
quorum for the transaction of business, but if at any meeting of the Board of Directors there shall be less than a quorum present, a majority of the directors present may adjourn the meeting from time to time without further notice. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. The directors present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum.

     3.8  Vacancies.  Subject to the rights of the holders of any series of
          ---------
Preferred Stock to elect additional directors under specific circumstances, and except as provided in the Certificate of Incorporation, vacancies resulting from death, resignation or removal, and newly created directorships resulting from any increase in the authorized number of directors, shall be filled by the affirmative vote of a majority of the remaining directors then in office, though less than a quorum of the Board of Directors, and directors so chosen shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred or the new directorship was created and until such director's successor shall have been duly elected and qualified or until his earlier death, resignation or removal. No decrease in the number of authorized directors shall shorten the term of any incumbent director.

     3.9  Executive and Other Committees.  The Board of Directors may, by
          ------------------------------
resolution adopted by a majority of the whole Board, designate an Executive Committee, and one or more additional committees, to exercise, subject to applicable provisions of law, such powers of the Board in the management of the business and affairs of the Company as set forth in said resolution, but no such committee shall have the power or authority in reference to the following matters: (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required to be submitted to the stockholders for approval or (ii) adopting, amending or repealing any Bylaw of the Company. The Executive Committee and each such other committee shall consist of two or more directors of the Company. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Any such committee may to the extent permitted by law exercise such powers and shall have such responsibilities as shall be specified in the designating resolution. In the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Each committee shall keep written minutes of its proceedings and shall report such proceedings to the Board of Directors when required.

     A majority of any committee may determine its action and fix the time and place of its meetings, unless the Board of Directors shall otherwise provide. Notice of such meetings shall be given to each member of the committee in the manner provided for in Paragraph 3.6 of these Bylaws. The Board of Directors shall have power at any time to fill vacancies in, to change the membership of, or to dissolve any such committee. Nothing herein shall be deemed to prevent the Board of Directors from appointing one or more committees consisting in whole or in part of persons who are not directors of the Company; provided, however, that no such committee shall have or may exercise any authority of the Board of Directors.

     3.10 Action Without a Meeting.  Unless otherwise restricted by the
          ------------------------
Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at a meeting of the Board of Directors, or any committee thereof, may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members of the Board of Directors, or such committee, as the case may be, and filed with the Secretary.

     3.11 Board and Committee Telephone Meetings.  Subject to the provisions
          --------------------------------------
required or permitted by the DGCL for notice of meetings, unless otherwise restricted by the Certificate of Incorporation or these Bylaws, members of the Board of Directors, or members of any committee designated by the Board of Directors, may participate in and hold a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Paragraph 3.11 shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

     3.12 Removal.  Subject to the rights of the holders of any series of
          -------
Preferred Stock to elect additional directors under specific circumstances, any director, or the entire Board of Directors, may be removed from office at any time, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

                                  ARTICLE IV
                                   Officers

     4.1  Elected Officers.  The elected officers of the Company shall be a
          ----------------
Chairman of the Board, a Chief Executive Officer, one or more Vice Presidents, a Secretary, and such other officers (including, without limitation, a President and a Treasurer) as the Board of Directors from time to time may deem proper. The Chairman of the Board may also serve as the Chief Executive Officer. The Chairman of the Board shall be chosen from the directors. All officers chosen by the Board of Directors shall each have such powers and duties as generally pertain to their respective stockholders and of the Board of Directors.

     4.2  Election and Term of Office.  The elected officers of the Company
          ---------------------------
shall be elected annually by the Board of Directors at the regular meeting of the Board of Directors held at the time of each annual meeting of the stockholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as convenient. Subject to Paragraph 4.9 of these Bylaws, each officer shall hold office until such officer's successor shall have been duly elected and shall have qualified or until such officer's death or until such officer shall resign.

     4.3  Chairman of the Board.  The Chairman of the Board shall preside at all
          ---------------------
meetings of the stockholders and of the Board of Directors. The Chairman shall make reports to the Board of Directors and the stockholders and shall perform all such other duties as are properly required of him by the Board of Directors.

     4.4  Chief Executive Officer.  The Chief Executive Officer shall be
          -----------------------
responsible for the general management of the affairs of the Company and shall perform all duties incidental to the Chief Executive Officer's office which may be required by law and all such other duties as are properly required of him by the Board of Directors. The Chief Executive Officer shall see that all orders and resolutions of the Board of Directors and of any committee thereof are carried into effect.

     4.5  President.  The President (if one shall have been chosen by the Board
          ---------
of Directors) shall act in a general executive capacity and shall assist the Chairman of the Board in the administration and operation of the Company's business and general supervision of its policies and affairs. The President shall, in the absence of or because of the inability to act of the Chairman of the Board, perform all duties of the Chairman of the Board and preside at all meetings of stockholders and of the Board of Directors. The President may sign, alone or with the Secretary, or an Assistant Secretary, or any other proper officer of the Company authorized by the Board of Directors, certificates, contracts, and other instruments of the Company as authorized by the Board of Directors.

     4.6  Vice Presidents.  Each Vice President shall have such powers and
          ---------------
perform such duties as from time to time may be assigned to him by the Board of Directors or be delegated to him by the President. The Board of Directors may assign to any Vice President general supervision and charge over any territorial or functional division of the business and affairs of the Company.

     4.7  Secretary.  The Secretary shall give, or cause to be given, notice of
          ---------
all meetings of stockholders and directors and all other notices required by law or by these Bylaws, and in case of the Secretary's absence or refusal or neglect so to do, any such notice may be given by any person thereunto directed by the Chairman of the Board, the Chief Executive Officer, or by the Board of Directors, upon whose request the meeting is called as provided in these Bylaws. The Secretary shall record all the proceedings of the meetings of the Board of Directors, any committees thereof and the stockholders of the Company in a book to be kept for that purpose, and shall perform such other duties as may be assigned to him by the Board of Directors, the Chairman of the Board or the Chief Executive Officer. The Secretary shall have the custody of the seal of the Company and shall affix the same to all instruments requiring it, when authorized by the Board of Directors, the Chairman of the Board or the Chief Executive Officer, and attest to the same.

     4.8  Treasurer.  The Treasurer, if there is one, shall have the custody of
          ---------
the corporate funds and securities and shall keep full and accurate accounts of receipt and disbursements in books belonging to the Company and shall deposit all moneys and other valuable effects in the name and to the credit of the Company in such depositories as may be designated by the Board of Directors.
The Treasurer shall disburse the funds of the Company as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chairman of the Board and the Board of Directors, at its regular meeting, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Company. If required by the Board of Directors, the Treasurer shall give the Company a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Company, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Company.

     4.9  Removal.  Any officer elected by the Board of Directors may be removed
          -------
by a majority of the members of the Board of Directors whenever, in their judgment, the best interests of the Company would be served thereby. No elected officer shall have any contractual rights against the Company for compensation by virtue of such election beyond the date of the election of such officer's successor or such officer's death, resignation or removal, whichever event shall first occur, except as otherwise provided in an employment contract or an employee plan.

     4.10 Vacancies.  A newly created office and a vacancy in any office
          ---------
because of death, resignation, or removal may be filled by the Board of Directors for the unexpired portion of the term at any meeting of the Board of Directors.

                                   ARTICLE V
                       Stock Certificates and Transfers

     5.1  Stock Certificates and Transfers.
          --------------------------------

          A. The interest of each stockholder of the Company shall be evidenced by certificates for shares of stock in such form as the appropriate officers of the Company may from time to time prescribe, unless it shall be determined by, or pursuant to, a resolution adopted by the Board of Directors that the shares representing such interest be uncertificated. The shares of the stock of the Company shall be transferred on the books of the Company by the holder thereof in person or by such person's attorney, upon surrender for cancellation of certificates for the same number of shares, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, with such proof of the authenticity of the signature as the Company or its agents may reasonably require.

          B. The certificates of stock shall be signed, countersigned and registered in such manner as the Board of Directors may by resolution prescribe, which resolution may permit all or any of the signatures on such certificates to be in facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Company with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

                                  ARTICLE VI
                                Indemnification

     6.1  Mandatory Indemnification.  Each person who was or is made a party or
          -------------------------
is threatened to be made a party, or who was or is a witness without being named a party, to any threatened, pending or completed action, claim, suit or proceeding, whether civil, criminal, administrative or investigative, any appeal in such an action, suit or proceeding, and any inquiry or investigation that could lead to such an action, suit or proceeding (a "Proceeding"), by reason of the fact that such individual is or was a director or officer of the Company, or while a director or officer of the Company is or was serving at the request of the Company as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another corporation, partnership, trust, employee benefit plan or other enterprise, shall be indemnified and held harmless by the Company from and against any judgments, penalties (including excise taxes), fines, amounts paid in settlement and reasonable expenses (including court costs and attorneys' fees) actually incurred by such person in connection with such Proceeding if it is determined that he acted in good faith and reasonably believed (A) in the case of conduct in his official capacity on behalf of the Company that his conduct was in the Company's best interests, (B) in all other cases, that his conduct was not opposed to the best interests of the Company, and (C) with respect to any Proceeding which is a criminal action, that he had no reasonable cause to believe his conduct was unlawful; provided, however, that in the event a determination is made that such person is liable to the Company or is found liable on the basis that personal benefit was improperly received by such person, the indemnification is limited to reasonable expenses actually incurred by such person in connection with the Proceeding and shall not be made in respect of any Proceeding in which such person shall have been found liable for willful or intentional misconduct in the performance of his duty to the Company. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself be determinative of whether the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any Proceeding which is a criminal action, had no reasonable cause to believe that his conduct was unlawful. A person shall be deemed to have been found liable in respect of any claim, issue or matter only after the person shall have been so adjudged by a court of competent jurisdiction after exhaustion of all appeals therefrom.

     6.2  Determination of Indemnification.  Any indemnification under the
          --------------------------------
foregoing Paragraph 6.1 (unless ordered by a court of competent jurisdiction) shall be made by the Company only upon a determination that indemnification of such person is proper in the circumstances by virtue of the fact that it shall have been determined that such person has met the applicable standard of conduct. Such determination shall be made (A) by a majority vote of a quorum consisting of directors who at the time of the vote are not named defendants or respondents in the Proceeding; (B) if such quorum cannot be obtained, by a majority vote of a committee of the Board of Directors, designated to act in the matter by a majority of all directors, consisting solely of two or more directors who at the time of the vote are not named defendants or respondents in the Proceeding; (C) by special legal counsel (in a written opinion) selected by the Board of Directors or a committee of the Board of Directors by a vote as set forth in clause (A) or (B) of this Paragraph

6.2, or, if such quorum cannot be obtained and such committee cannot be established, by a majority vote of all directors (in which directors who are named defendants or respondents in the Proceeding may participate); or (D) by the stockholders of the Company in a vote that excludes the shares held by directors who are named defendants or respondents in the Proceeding.

     6.3  Advance of Expenses.  Reasonable expenses, including court costs and
          -------------------
attorneys' fees, incurred by a person who was or is a witness or who was or is named as a defendant or respondent in a Proceeding, by reason of the fact that such individual is or was a director or officer of the Company, or while a director or officer of the Company is or was serving at the request of the Company as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another corporation, partnership, trust, employee benefit plan or other enterprise, shall be paid by the Company at reasonable intervals in advance of the final disposition of such Proceeding, and without the determination specified in the foregoing Paragraph 6.2, upon receipt by the Company of a written affirmation by such person of his good faith belief that he has met the standard of conduct necessary for indemnification under this Article 6, and a written undertaking by or on behalf of such person to repay the amount paid or reimbursed by the Company if it is ultimately determined that he is not entitled to be indemnified by the Company as authorized in this Article 6. Such written undertaking shall be an unlimited obligation of such person and it may be accepted without reference to financial ability to make repayment.

     6.4  Permissive Indemnification.  The Board of Directors of the Company may
          --------------------------
authorize the Company to indemnify employees or agents of the Company, and to advance the reasonable expenses of such persons, to the same extent, following the same determinations and upon the same conditions as are required for the indemnification of and advancement of expenses to directors and officers of the Company.

     6.5  Nature of Indemnification.  The indemnification and advancement of
          -------------------------
expenses provided hereunder shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Certificate of Incorporation, these Bylaws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to actions taken in an official capacity and as to actions taken in any other capacity while holding such office, shall continue as to a person who has ceased to be a director, officer, employee or agent of the Company and shall inure to the benefit of the heirs, executors and administrators of such person.

     6.6  Insurance.  The Company shall have the power and authority to purchase
          ---------
and maintain insurance or another arrangement on behalf of any person who is or was a director, officer, employee or agent of the Company, or who is or was serving at the request of the Company as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise against any liability, claim, damage, loss or risk asserted against such person and incurred by such person in any such capacity or arising out of the status of such person as such, irrespective of whether the Company would have the power to indemnify and hold such person harmless against such liability under the provisions hereof. If the insurance or other arrangement is with a person or entity that is not regularly engaged in the business of providing insurance coverage, the insurance or arrangement may provide for payment of a liability with respect to which the Company would not have the power to indemnify the person only if including coverage for the additional liability has been approved by the stockholders of the Company. Without limiting the power of the Company to procure or maintain any kind of insurance or other arrangement, the Company may, for the benefit of persons indemnified by the Company, (A) create a trust fund; (B) establish any form of self-insurance; (C) secure its indemnity obligation by grant of a security interest or other lien on the assets of the Company; or (D) establish a letter of credit, guaranty, or surety arrangement. The insurance or other arrangement may be procured, maintained, or established within the Company or with any insurer or other person deemed appropriate by the Board of Directors regardless of whether all or part of the stock or other securities of the insurer or other person are owned in whole or part by the Company. In the absence of fraud, the judgment of the Board of Directors as to the terms and conditions of the insurance or other arrangement and the identity of the insurer or other person participating in the arrangement shall be conclusive and the insurance or arrangement shall not be voidable and shall not subject the directors approving the insurance or arrangement to liability, on any ground, regardless of whether directors participating in the approval are beneficiaries of the insurance or arrangement.

     6.7  Notice.  Any indemnification or advance of expenses to a present or
          ------
former director of the Company in accordance with this Article 6 shall be reported in writing to the stockholders of the Company with or before the notice or waiver of notice of the next stockholders' meeting or with or before the next submission of a consent to action without a meeting and, in any case, within the next twelve month period immediately following the indemnification or advance.

     6.8  Change of Control.  Following any "change of control" of the Company
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of the type required to be reported under Item 1 of Form 8-K promulgated under the Exchange Act, any determination as to entitlement to indemnification shall be made by independent legal counsel selected by the claimant which independent legal counsel shall be retained by the Board of Directors on behalf of the Company.

     6.9  Amendment.  Any amendment or repeal of this Article VI shall not
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adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such amendment or repeal.

                                  ARTICLE VII
                           Miscellaneous Provisions

     7.1  Fiscal Year.  The fiscal year of the Company shall be determined by
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resolution of the Board of Directors.

     7.2  Dividends.  The Board of Directors may from time to time declare, and
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the Company may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and its Certificate of Incorporation.

     7.3  Seal.  The corporate seal may bear in the center the emblem of some
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object, and shall have inscribed thereunder the words "Corporate Seal" and around the margin thereof the words "Houston American Energy Corp."

     7.4  Waiver of Notice.  Whenever any notice is required to be given to any
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stockholder or director of the Company under the provisions of the DGCL, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at, nor the purpose of, any annual or special meeting of the stockholders or of the Board of Directors need be specified in any waiver of notice of such meeting.

     7.5  Audits.  The accounts, books and records of the Company shall be
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audited upon the conclusion of each fiscal year by an independent certified public accountant selected by the Board of Directors, and it shall be the duty of the Board of Directors to cause such audit to be made annually.

     7.6  Resignations.  Any director or any officer, whether elected or
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appointed, may resign at any time by serving written notice of such resignation on the Chairman of the Board, the Chief Executive Officer, the President, if any, or the Secretary, and such resignation shall be deemed to be effective as of the close of business on the date said notice is received by the Chairman of the Board, the Chief Executive Officer, the President, if any, or the Secretary or at such later date as is stated therein. No formal action shall be required of the Board of Directors or the stockholders to make any such resignation effective.

                                 ARTICLE VIII
                                  Amendments

     8.1  Amendments.  These Bylaws may be amended, added to, rescinded or
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repealed by the Board of Directors or by the affirmative vote of the holders of a majority of the Company's stock, outstanding and entitled to vote at the meeting at which any Bylaw is adopted, amended or repealed.

     Adopted April 2, 2001.

                                    /s/ John F. Terwilliger
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                                    JOHN F. TERWILLIGER, Secretary